                                                                 EXHIBIT 10(b)

                                                                  EXECUTION COPY







                          THE WILLIAMS COMPANIES, INC.
                            (a Delaware Corporation)

                              WILLIAMS SHARE TRUST
                               (a Delaware Trust)

                                 WCG NOTE TRUST
                               (a Delaware Trust)

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                              as Indenture Trustee

                                       and

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                                       as
                            Initial Remarketing Agent

                            WILLIAMS PREFERRED STOCK
                            REMARKETING, REGISTRATION
                          RIGHTS AND SUPPORT AGREEMENT

                           Dated as of March 28, 2001



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                                TABLE OF CONTENTS

                                                                                                               Page
         SECTION 1.  Definitions..................................................................................2
         SECTION 2.  Appointment of Remarketing Agents............................................................6
         SECTION 3.  Agreement to Register Shares.................................................................7
         SECTION 4.  Additional Covenants of Williams............................................................10
         SECTION 5.  Representations, Warranties and Agreements of the Offerors..................................12
         SECTION 6.  Registration Procedures.....................................................................15
         SECTION 7.  New Series; Remarketing Events; Share Trust Release Option..................................19
         SECTION 8.  Remarketing Procedures; Additional Shares...................................................22
         SECTION 9.  Fees and Expenses...........................................................................24
         SECTION 10.  Resignation and Removal of the Remarketing Agents; Additional Agents.......................24
         SECTION 11.  Dealing in Williams Securities.............................................................26
         SECTION 12.  Conditions to Remarketing Agents' Obligations..............................................27
         SECTION 13.  Indemnification............................................................................29
         SECTION 14.  Termination of Obligations of Remarketing Agents...........................................33
         SECTION 15.  Remarketing Agents' Performance; Duty of Care; Liability...................................33
         SECTION 16.  GOVERNING LAW..............................................................................34
         SECTION 17.  Term of Agreement..........................................................................34
         SECTION 18.  Successors and Assigns.....................................................................34
         SECTION 19.  Headings...................................................................................35
         SECTION 20.  Severability...............................................................................35
         SECTION 21.  Remarketing Agents Not Acting as Underwriter...............................................35
         SECTION 22.  Amendments.................................................................................35
         SECTION 23.  Notices....................................................................................36
         SECTION 24.  Counterparts...............................................................................36
         SECTION 25.  Regarding the Indenture Trustee............................................................36
         SECTION 26.  Limitation of Liability of Wilmington Trust Company........................................36
         SECTION 27.  Issuer's Reimbursement Obligation..........................................................37
         SECTION 28. Cash Flow Default...........................................................................38


Schedule I    -        Certain transactions described in Section 3(e)
Schedule II   -        Registration rights described in Section 5(l)
Schedule III  -        List of Eligible Remarketing Agents



                                       i

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                  WILLIAMS PREFERRED STOCK REMARKETING, REGISTRATION RIGHTS AND
SUPPORT AGREEMENT, dated as of March 28, 2001 (this "Agreement"), among (i) The Williams Companies, Inc., a Delaware corporation; (ii) Williams Share Trust, a statutory business trust formed under the Trust Act; (iii) WCG Note Trust, a statutory business trust formed under the Trust Act; (iv) United States Trust Company of New York, as Indenture Trustee; and (v) Credit Suisse First Boston Corporation. Capitalized terms used herein without definition have the meanings assigned to such terms in Section 1.

                  WHEREAS, Williams has issued 14,000 shares of Williams Preferred Stock with an aggregate liquidation preference of $1,400,000,000 to the Share Trust (the "Initial Shares");

                  WHEREAS, Williams has issued the shares of Williams Preferred Stock referenced in the preceding Whereas clause to the Share Trust in exchange for certificates of beneficial ownership interest and cash pursuant to the Share Trust Agreement and has reserved for issuance 110,000,000 shares of Williams Common Stock into which such Initial Shares of Williams Preferred Stock will be convertible;

                  WHEREAS, each share of Williams Preferred Stock has been issued with a liquidation preference of $100,000 plus accrued and unpaid dividends thereon with mandatory and optional conversion provisions as provided in the Certificate of Designation, which conversion provisions adjust upon the Reset Date;

                  WHEREAS, Williams and the Share Trust have requested CSFB to act as Remarketing Agent with respect to the Shares under this Agreement for the purpose of (i) using its commercially reasonable efforts upon a Trigger Event to recommend to Williams the terms and quantity of shares of Williams equity securities which, if sold by Williams, would generate net proceeds at least equal to the Share Trust Amount and (ii) using its commercially reasonable efforts following a Remarketing Event to remarket a sufficient amount of the Shares held by the Share Trust to generate net proceeds at least equal to the Share Trust Amount, including paying (or causing payment of) the purchase price for the Shares subject to such remarketing to the Indenture Trustee in accordance with this Agreement, each in collaboration with the other Remarketing Agent(s), if any;

                  WHEREAS, the parties hereto agree that it is advisable, in connection with the remarketing activities to be undertaken by the Remarketing Agents, for the resale of the Shares held by the Share Trust to be registered with the SEC under the Securities Act;

                  WHEREAS, the Issuer has issued the Senior Notes as of the date hereof, and the Indenture Trustee's rights hereunder will support the Issuer's repayment obligations with respect to the Senior Notes;

                  WHEREAS, each of the parties herein is willing to assume the duties ascribed to it hereunder on the terms and conditions expressly set forth herein; and

                  WHEREAS, this Agreement is being entered into pursuant to the terms of the Participation Agreement;

                  NOW, THEREFORE, for and in consideration of the covenants made herein and in the Participation Agreement and subject to the conditions herein set forth, the parties hereto agree as follows:

                  SECTION 1. Definitions. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of March 22, 2001 among Williams, the Issuer, the Co-Issuer, WCG, WCL, the Share Trust, United States Trust Company of New York and Wilmington Trust Company (each as defined therein). In addition, as used herein:

                  "Additional Registration Statement" has the meaning set forth in Section 3(a)(ii).

                  "Cash Flow Default" means the occurrence of a Cash Flow Event of Default.

                  "Conditions Precedent" has the meaning set forth in Section
12.

                  "Effectiveness Period" means, with respect to any Registration Statement, the period that begins on the date of effectiveness of such Registration Statement and extends to the earlier of (i) the date on which all Shares registered thereunder have been remarketed under such Registration Statement, (ii) the date on which all of the Senior Notes cease to be outstanding and (iii) the date on which the obligations of Williams hereunder are deemed satisfied in whole pursuant to Section 7(d).

                  "Eligible Remarketing Agent" means any nationally or internationally recognized investment banking firm listed on Schedule III hereto; provided that Schedule III hereto may be amended by Williams at any time and from time to time to add any investment banking firm that is ranked among the top ten placement agents or underwriters for all domestic equity-related securities offerings (by either aggregate dollar value of such offerings or by number of issues credited to the lead manager) according to the rankings most recently published by Investment Dealers' Digest or any equivalent publication or to subtract any investment banking firm that does not make a market in Williams Common Stock at such time.

                  "Failed Registration" means a failure by Williams to (i) file a Registration Statement no later than 21 days following a Trigger Event or, if a Shelf Registration Statement is then not legally permitted, provide no later than 21 days following a Trigger Event to the Remarketing Agents written assurance, reasonably acceptable to the Remarketing Agents, that the Registration Statement will be declared, or will otherwise become, effective promptly after a Pricing of the Shares, or otherwise have an effective Registration Statement available in accordance with Section 3(a); (ii) use its reasonable best efforts to diligently pursue the registration of the Shares (and the underlying Williams Common Stock, to the extent applicable) when so required by this Agreement; (iii) use its reasonable best efforts to cause the Registration Statement to be declared effective no later than 90 days following a Trigger Event; or (iv) satisfy the applicable Conditions Precedent specified in Section 12 within the time periods set forth therein.

                  "Failed Repricing" means a failure to establish a Remarketed Price on any Repricing Date, including due to the failure to satisfy the applicable Conditions Precedent specified in Section 12 within the time periods set forth therein.


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                  "Failed Repricing Date" means any Repricing Date on which a
Failed Repricing occurs.

                  "Filed Documents" means all documents filed by Williams with the SEC under the Securities Act or the Exchange Act that are, or are required to be, incorporated by reference into the Registration Statement or Prospectus or any applicable private placement memorandum.

                  "Final Sale Date" means the date on which the Share Trust shall have sold Shares generating aggregate net proceeds at least equal to the Share Trust Amount.

                  "Initial Remarketing Agent" means CSFB in its capacity as a remarketing agent hereunder.

                  "Initial Repricing Date" means, (a) with respect to a public offering of the Shares, the later of (i) the date on which the Registration Statement is declared effective or, if a Shelf Registration Statement is then not legally permitted, the first date on which Williams provides the Remarketing Agents written assurance, reasonably acceptable to the Remarketing Agents, that the Registration Statement will be declared, or will otherwise become, effective promptly after a Pricing of the Shares in accordance with applicable securities laws and (ii) the tenth Trading Day following the Remarketing Notification Date and (b) if a Failed Registration has occurred, the earliest date upon which Milbank, Tweed, Hadley & McCloy LLP or other national or international securities counsel selected by the Remarketing Agents and approved by Williams advises, in writing, that a private placement of the Shares may be commenced in compliance with applicable securities laws.

                  "Inspectors" has the meaning set forth in Section 6(h).

                  "Legal Impossibility" means (i) with respect to the remarketing of the Initial Shares (A) on or at any time after the Initial Repricing Date it is legally impossible to remarket the Initial Shares, including, without limitation, due to the failure of Williams to have a sufficient number of additional shares of authorized but unissued Williams Common Stock for conversion of the Initial Shares that have not been reserved for other purposes as of any date on which any Initial Shares are sold or (B) on or after a Trigger Event a material breach by Williams of its obligations hereunder has occurred, including, without limitation, due to the failure of Williams to satisfy the Conditions Precedent specified in Sections 12(b) and 12(c) (but excluding Section 12(d)) within the time periods set forth therein except for any breach by Williams which pursuant to the terms hereof would result in a Failed Registration and (ii) with respect to the remarketing of Additional Shares (A) on or at any time after the Reset Date it is legally impossible to remarket the Additional Shares, including, without limitation, due to the failure of Williams to have a sufficient number of additional shares of authorized but unissued Williams Common Stock for conversion of the Additional Shares that have not been reserved for other purposes as of any date on which any Additional Shares are sold or (B) the Remarketing Agents are unable to sell sufficient Additional Shares as contemplated by Section 8(f) within 180 days from the earlier of (1) a Partial Remarketing of the Initial Shares or (2) 120 days following any Trigger Event.

                  "Marketing Materials" has the meaning set forth in Section 13(a).



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                  "NASD" means the National Association of Securities Dealers,
Inc.

                  "Nasdaq" has the meaning assigned to such term in Section
6(k).

                  "New Series Distribution Agreement" means an underwriting, purchase, distribution or placement agency agreement to be entered into among Williams, the Remarketing Agents and any other Persons engaged by Williams (including the lead underwriters if Williams elects not to have one or more of the Remarketing Agents as the lead underwriters) or the Remarketing Agents (with the approval of Williams, such approval not to be unreasonably withheld or delayed) to market and sell the New Series as contemplated herein (such agreement to be in a form customary for Williams for a firm commitment underwritten public offering (in the case of an underwriting agreement), a firm commitment underwritten private offering (in the case of a purchase or distribution agreement) or a best efforts private placement (in the case of a placement agency agreement), including, without limitation, representations and warranties, covenants, conditions precedent, indemnification and other provisions as are then customary for such agreements) and to be prepared, executed and delivered by Williams to the Remarketing Agents on or prior to the Pricing of the New Series.

                  "Offerors" means Williams and the Share Trust.

                  "Partial Remarketing" means a remarketing of all of the Shares then available as to which, although a Failed Remarketing has not occurred, net proceeds at least equal to the Share Trust Amount are not generated and paid to the Indenture Trustee.

                  "Prospectus" means any preliminary or final prospectus or prospectus supplement or other offering document to be used by the Remarketing Agents in connection with a public offering of the Shares.

                  "Records" has the meaning set forth in Section 6(h).

                  "Registration Expenses" means any and all expenses incident to the performance of or compliance by Williams and the Share Trust with this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, (ii) all necessary fees and expenses reasonably incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for the Remarketing Agents in connection with blue sky qualification of any of the Shares or the New Series (and the Williams Common Stock into which such Shares or the New Series are convertible, to the extent applicable)) and compliance with the rules of the NASD, (iii) all expenses authorized by Williams or the Share Trust of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Remarketing Documents and any amendments or supplements thereto and in preparing or assisting in preparing, printing and distributing the Distribution Agreement and any other agreements or documents relating to the performance and compliance by the Remarketing Agents with this Agreement, (iv) all rating agency fees incurred in connection with the remarketing process, (v) the fees and disbursements of counsel for Williams and the Share Trust and of the independent certified public accountants of Williams, including the expenses of any "comfort letters" required by or incident to such performance and compliance, (vi) the fees and expenses of the Share Trustee and any transfer agent or custodian


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for the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable), (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Shares or the New Series (and the Williams Common Stock into which such Shares or New Series are convertible, to the extent applicable) on any securities exchange or quotation system and
(viii) the reasonable fees and expenses of any special experts retained by Williams in connection with any Shelf Registration Statement, including reasonable fees of counsel to the Remarketing Agents.

                  "Registration Statement" means any registration statement of Williams for the registration of the Shares then available for sale (and the underlying Williams Common Stock, to the extent applicable) with the SEC pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments and in each case including the Prospectus contained therein (if any), all exhibits thereto and all information incorporated by reference therein, and, if no Prospectus is required to be delivered at the time of such registration, any term sheet or other document prescribed by the SEC to describe the securities to be sold thereunder.

                  "Remarketed Price" means the price at which the Remarketing Agents, using commercially reasonable efforts, can sell the fewest number of Shares then available that will generate net proceeds that are at least equal to the Share Trust Amount or, if the Remarketing Agents cannot generate net proceeds that are at least equal to the Share Trust Amount through the sale of all of the Shares then available, then the highest price at which the Remarketing Agents, using commercially reasonable efforts, can sell all of the Shares then available.

                  "Remarketing Agent" means the Initial Remarketing Agent and/or any Eligible Remarketing Agent that, in each case, is appointed and agrees to act as a remarketing agent pursuant to the terms of this Agreement.

                  "Remarketing Conditions" has the meaning set forth in Section 8(c)(i).

                  "Remarketing Documents" means any documents prepared by or at the direction of or in conjunction with Williams and/or the Share Trust that are intended to be used by the Remarketing Agents in the remarketing of the Shares, including, without limitation (i) in the case of a public offering, the Registration Statement and all exhibits thereto and any Prospectus, (ii) any private placement memoranda and (iii) any Filed Document incorporated by reference with respect to any of the foregoing.

                  "Remarketing Event" has the meaning set forth in Section 7(b).

                  "Remarketing Notification Date" means the date on which the Remarketing Agents receive notice pursuant to Section 8(a) from the Share Trustee or the Indenture Trustee of their obligation to commence the remarketing of the Initial Shares.

                  "Remarketing Period" means the period beginning on and including the Remarketing Notification Date and continuing until and including the Reset Date.

                  "Repricing Date" means the Initial Repricing Date and each Trading Day thereafter until the Reset Date.



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                  "Reset Date" means the earlier of (i) the date of the
consummation of the remarketing (including a Partial Remarketing) of the Shares then being remarketed (which is expected to be on or about the third Trading Day following the Successful Repricing Date) or (ii) the date a Failed Remarketing is declared.

                  "Restriction Termination Date" has the meaning set forth in
Section 3(e).

                  "Share Trust Release Option" has the meaning set forth in
Section 7(d).

                  "Shelf Registration Statement" means one or more "shelf" Registration Statements of Williams pursuant to the provisions of Section 3 which registers the continuous offer and sale by the Share Trust and, to the extent required, Williams of the Shares (and the underlying Williams Common Stock, to the extent applicable) on an appropriate form under Rule 415 under the Securities Act or any similar or successor rule that may be adopted by the SEC and all amendments and supplements to such registration statement(s), including post-effective amendments, in each case including the Prospectus contained therein (if any), all exhibits thereto and all information incorporated by reference therein. Unless the context otherwise requires, the term "Shelf Registration Statement" includes any Shelf Registration Statement and/or Additional Registration Statement filed pursuant to Section 3(a) and any Subsequent Shelf Registration Statement filed pursuant to Section 3(c).

                  "Subsequent Shelf Registration Statement" has the meaning set forth in Section 3(c).

                  "Successful Repricing Date" means the Repricing Date on which the Pricing by the Remarketing Agents of the Shares at the Remarketed Price occurs.

                  "Williams Group" has the meaning set forth in Section 3(e).

                  The rules of construction set forth in Annex A to the Participation Agreement shall apply to this Agreement as if set forth herein.

                  SECTION 2. Appointment of Remarketing Agents.

                  (a) Williams hereby appoints CSFB, and CSFB hereby accepts such appointment, as Remarketing Agent (subject to Section 10), for the purpose of, acting together with any other Remarketing Agent(s), (i) using its commercially reasonable efforts upon a Trigger Event to recommend to Williams the terms and quantity of the New Series that would generate net proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount and, subject to Section 7, to market and sell such New Series pursuant to the New Series Distribution Agreement and/or (ii) using its commercially reasonable efforts following a Remarketing Event to remarket and sell a sufficient amount of the Shares then held by the Share Trust to generate net proceeds at least equal to the Share Trust Amount (to the extent not discharged following the offering of the New Series), in each case subject to the terms and conditions herein, including paying (or, in the case of a purchase by Persons other than the Remarketing Agent(s), causing payment of) the purchase price (up to the Share Trust Amount) for the New Series or the Shares subject to such remarketing to the Indenture Trustee.


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


                  (b) Each Remarketing Agent agrees, in consultation with the other Remarketing Agent(s):

                  (i) to use its commercially reasonable efforts to recommend the applicable terms of the New Series and the Pricing thereof in order to generate net proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount and to market such New Series in accordance with the New Series Distribution Agreement;

                  (ii) to use its commercially reasonable efforts to remarket the Shares during the Remarketing Period to the extent necessary;

                  (iii) to use its commercially reasonable efforts to establish the Remarketed Price on each Repricing Date until (and including) the Successful Repricing Date;

                  (iv) to notify Williams, the Share Trustee, the Indenture Trustee and the Issuer promptly of the Remarketed Price and of the occurrence of a Successful Repricing Date or of a Failed Remarketing; and

                  (v) to accept Shares for remarketing and to pay (or to cause payment of) the purchase price for remarketed Shares to the Indenture Trustee.

                  SECTION 3. Agreement to Register Shares.

                  (a) Unless an effective Registration Statement of Williams would permit the remarketing and resale of Shares as contemplated by this Agreement,

                  (i) Williams shall prepare and file with the SEC, as soon as practicable following a Trigger Event (taking into account the legal requirements for registration at such time) but in any event no later than 21 days following such Trigger Event, a Shelf Registration Statement for an offering to be made by the Share Trust on a continuous basis covering the Initial Shares and the Williams Common Stock into which any such Initial Shares are convertible, and

                  (ii) if Williams is required to issue Additional Shares pursuant to Section 8(f), Williams shall prepare and file with the SEC, as soon as practicable (taking into account the legal requirements for registration at such time) but in any event no later than five days (or, if such fifth day is not a Business Day, by the next succeeding Business Day) following the Partial Remarketing of the Initial Shares and the determination of such amount and terms of the Additional Shares, an additional registration statement (the "Additional Registration Statement") for an offering to be made by the Share Trust on a continuous basis covering the Additional Shares and to the extent applicable any Williams Common Stock into which such Additional Shares are convertible.

                  Any Shelf Registration Statement shall be filed on Form S-3 or another appropriate form permitting registration of the offer and sale of such Shares by the Share Trust for remarketing in the manner designated herein (unless a Shelf Registration Statement is then not legally permitted, in which case Williams shall provide no later than 21 days following a Trigger Event to the Remarketing Agents written assurance, reasonably acceptable to the

Remarketing Agents, that an appropriate Registration Statement will be declared, or will otherwise become, effective promptly after a Pricing of the Initial Shares and, if applicable, the Additional Shares). Williams and the Share Trust shall undertake no offer or sale of Shares under any such outstanding Shelf Registration Statement such that the Remarketing Agents can no longer rely on such outstanding Shelf Registration Statement to remarket and resell the Initial Shares and, if applicable, the Additional Shares.

                  (b) Williams shall use its reasonable best efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable (taking into account the legal requirements for registration at such time) but in any event no later than 90 days following a Trigger Event and to keep any such Shelf Registration Statement continuously effective under the Securities Act during its Effectiveness Period.

                  (c) If any Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, Williams shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof and in any event shall within 30 days of such cessation of effectiveness (or such longer period as is reasonably necessary to comply with the requirements of this sentence, provided that Williams is diligently pursuing the earliest possible compliance therewith) amend such Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof or file an additional Shelf Registration Statement (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, Williams shall use its reasonable best efforts to cause its effectiveness as soon as practicable after such filing and to keep the Subsequent Shelf Registration Statement continuously effective under the Securities Act during its Effectiveness Period.

                  (d) A Shelf Registration Statement pursuant to this Section 3 will be deemed effective when declared effective by the SEC; provided that, if, after it has been declared effective, the offering of Shares pursuant to a Shelf Registration Statement is subject to any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Shares pursuant to such Shelf Registration Statement may legally resume. Williams will be deemed not to have used its reasonable best efforts to cause the Shelf Registration Statement to become or to remain effective during the requisite period if Williams voluntarily takes any action knowing that it would result in any such Shelf Registration Statement not being declared effective or in the Remarketing Agents not being able to remarket such Shares during the applicable period unless (i) such action is required by Applicable Law or (ii) such failure of the Shelf Registration Statement to be declared or remain effective or to provide for the continuous marketing of the Shares is the result of the occurrence of a merger, acquisition or similar event requiring disclosure of financial or other information with respect to such transaction; provided that Williams is diligently pursuing the earliest possible provision thereof.

                  (e) Williams and the Share Trust agree not to issue, sell or offer for sale (or permit the offer or sale in any manner that would require the consent or participation of Williams), or engage in marketing efforts in respect of, any securities that are exchangeable for or convertible into equity securities of Williams (whether as a term of, or pursuant to an agreement or commitment in respect of, any such security or by means of a unit or combination of any one or more securities or financial instruments) or permit the issue, offer or sale of, or marketing efforts in respect of, any security of any trust in which Williams or any Subsidiary of Williams (collectively, the "Williams Group") has an interest if such security is guaranteed by any member of the Williams Group and is exchangeable for or convertible into equity securities of Williams, from the date of any Trigger Event to a date (the "Restriction Termination Date") which is the earlier of (x) 10 days after the Reset Date and (y) the date on which an amount equal to the Share Trust Amount has been deposited with the Indenture Trustee, without the prior written consent of the Indenture Trustee (given solely at the written direction of the Required Holders); provided, however, that the foregoing shall not restrict any of the following: (i) the issue, offer, sale or marketing efforts in respect of the New Series, the Initial Shares or the Additional Shares in accordance with this Agreement, (ii) the issue, offer, sale or marketing efforts in respect of securities of any member of the Williams Group that are not exchangeable for or convertible into equity securities of Williams (whether as a term of, or pursuant to an agreement or commitment in respect of, any such security or by means of a unit or combination of any one or more securities or financial instruments), (iii) any member of the Williams Group from complying with any of its obligations pursuant to arrangements entered into before the Closing Date described on Schedule I hereto, (iv) any member of the Williams Group or any third party from consummating a sale or issuance (or any related offer or marketing efforts) of any such securities if the Pricing of such securities has occurred prior to the date of any Trigger Event, (v) the offer, issuance or sale of a security, including any related marketing efforts, consisting of the conversion, exercise or exchange of another security in accordance with its terms, which original security has been issued either in a registered public offering or as consideration for an acquisition or merger, (vi) the filing of a registration statement and any sale, offer, issuance or marketing effort in connection with any employee benefit plan or other compensatory plan of any member of the Williams Group or any direct stock purchase or dividend reinvestment plan of any member of the Williams Group, (vii) any filing or processing of any registration statement in respect of any security with the SEC or any state securities regulator that does not involve the issuance, sale or marketing efforts by any member of the Williams Group of (or in respect of) any equity security prior to the Restriction Termination Date or (viii) any issuance, sale or offer in connection with a shareholder rights plan, as such term is commonly used. Williams further agrees that it shall not enter into any agreement that would require it or permit any third party to contravene the provisions of this Section 3(e).

                  (f) In the event that, at any time a Shelf Registration Statement is required to be effective hereunder, the shelf registration procedures set forth in Rule 415 or any successor rule are not available to Williams and the Share Trust, Williams shall use its reasonable best efforts to cause another appropriate Registration Statement with regard to the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable) and the remarketing of the Shares hereunder to be effective on each subsequent Repricing Date.

                  (g) Williams shall, to the extent required by the remarketing of the Shares hereunder and by any listing or quotation of the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable) reasonably requested by the Remarketing Agents, file a registration statement with the SEC under the Exchange Act.

                  (h) Williams shall, to the extent permitted by Applicable Law
(i) and subject to further approval by the Board of Directors of Williams and to the rules of any exchange on which the Williams Common Stock may then be listed or quoted, authorize and issue such amount of the New Series as shall be necessary to generate aggregate net proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount, in accordance with Section 7(a), and (ii) upon a Partial Remarketing and upon such further approval by the Board of Directors of Williams as may be required, issue to the Share Trust such amount of Additional Shares as shall be necessary to generate aggregate net proceeds reasonably expected to be at least equal to the Share Trust Amount, in accordance with Section 8(f); provided that Williams' obligation to issue Additional Shares shall be limited based upon the number of the then authorized but unissued shares of Williams Common Stock that have not been reserved for other purposes. Williams shall maintain the reservation of 110,000,000 shares of Williams Common Stock into which the Williams Preferred Stock may be convertible, as such number of shares may be adjusted from time to time in accordance with adjustments to the "Optional Conversion Rate" as defined in the Certificate of Designation and subject to the limitations set forth in Section 6(7) of the Certificate of Designation, until the Reset Date, at which time Williams shall increase or decrease such reservation so as to at least equal the number of shares of Williams Common Stock into which the Williams Preferred Stock is then convertible; provided that the reservation of shares of Williams Common Stock issuable upon conversion of the Williams Preferred Stock may be revoked by the Board of Directors of Williams effective one year and one day following the consummation of the sale of the New Series and the application of the proceeds thereof, if such proceeds are at least equal to the Share Trust Amount. Williams shall also reserve for issuance a sufficient number of shares of Williams Common Stock issuable upon conversion or exercise of the New Series and the Additional Shares (other than any such Shares consisting of Williams Common Stock) in connection with the issuance of, and at the time of issuance of, such New Series or Additional Shares (in the case of the Additional Shares, such number of shares to be reserved based on the same methodology applicable to the Williams Preferred Stock set forth above).

                  (i) Williams shall provide a copy of each Registration Statement filed pursuant to this Agreement, any amendment thereto, any Prospectus included therein and any supplement to any such Prospectus to the Indenture Trustee and the Issuer promptly following the filing or use thereof.

                  SECTION 4. Additional Covenants of Williams. Williams covenants with the Remarketing Agents as follows:

                  (a) Williams will provide prompt notice to the Remarketing Agents of any notification by a Rating Agency to Williams of any change downwards, or the placing on credit watch with negative implications (or comparable status), with respect to the ratings of Williams' senior unsecured long-term debt.

                  (b) Williams will, as promptly as reasonably possible after a Trigger Event, furnish to the Remarketing Agents:

                  (i) after the same have been prepared by Williams, the Remarketing Documents (including in each case any amendment or supplement thereto and each document incorporated therein by reference); provided, however, that, with respect to any Filed Documents that are included in such Remarketing Documents, Williams shall not be obligated to furnish such Filed Documents prior to the time they are filed with the SEC and such delivery requirements shall be deemed to be satisfied by making any such Filed Documents available either through the SEC's EDGAR electronic filing system (or any successor electronic filing system which makes such Filed Documents generally available to the public electronically) or on Williams' home page on the "World Wide Web" at www.williams.com;

                  (ii) each Filed Document filed after the date of this Agreement; provided, however, that such delivery requirements shall be deemed to be satisfied by making any such Filed Documents available either through the SEC's EDGAR electronic filing system (or any successor electronic filing system which makes such Filed Documents generally available to the public electronically) or on Williams' home page on the "World Wide Web" at www.williams.com;

                  (iii) notice of the occurrence of any events that would reasonably be expected to cause the conditions precedent set forth herein or in the Distribution Agreement not to be fulfilled within the time period specified herein or therein or, if no time period is specified, then within a reasonable period of time; and

                  (iv) in connection with the remarketing of Shares, such other information as each of the Remarketing Agents may reasonably request from time to time.

Williams agrees to provide each of the Remarketing Agents with as many copies of the foregoing written materials referred to in (i) and other information as the Remarketing Agents may reasonably request for use in connection with the remarketing of Shares and consents to the use thereof for such purpose.

                  (c) If, at any time after a Trigger Event during which the Remarketing Agents would be obligated to take any action under this Agreement, any event or condition known to Williams relating to or affecting Williams, any Subsidiary thereof or the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable) shall occur that would reasonably be expected to affect the accuracy or completeness of any statement of a material fact contained in the Remarketing Documents, Williams shall promptly notify the Remarketing Agents in writing of the circumstances and details of such event or condition.

                  (d) If, at any time when the Prospectus is required by the Securities Act to be delivered in connection with the remarketing of the Shares contemplated by this Agreement, any event relating to or affecting Williams or the Share Trust or of which Williams shall be advised in writing by the Remarketing Agents shall occur that in the reasonable view of counsel for the Remarketing Agents or counsel for Williams should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, Williams will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to the Remarketing Agents at Williams' expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to

Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading.

                  (e) Williams will notify the Remarketing Agents of its intention to file or prepare any amendment or supplement to any Remarketing Document (including any post-effective amendment and any revised prospectus which Williams proposes for use by the Remarketing Agents in connection with the remarketing of the Shares which differs from the prospectus on file at the SEC at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act) other than Filed Documents and will not file or use any such amendment or supplement or other documents other than Filed Documents in a form to which the Remarketing Agents or counsel to the Remarketing Agents shall reasonably object.

                  (f) Williams, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed by Williams with the SEC pursuant to Section 13 or 14 of the Exchange Act.

                  (g) Williams will provide to the Share Trustee and the Issuer copies of all notices and reports and all other information received by it from the Remarketing Agents in connection with the remarketing process under this Agreement.

                  (h) Williams will not grant on or after the date hereof registration rights to any Person under which such Person could request registration of its securities on any Registration Statement used to register any of the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable).

                  SECTION 5. Representations, Warranties and Agreements of the Offerors. Williams represents and warrants, with respect to itself, the Issuer and the Share Trust, to, and agrees with, the Remarketing Agents as of the date hereof, as follows:

                  (a) Any Filed Documents will, when they are filed, conform in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations thereunder; and no such document, when it is filed, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions in the Registration Statement or Prospectus or private placement memorandum (or in amendments or supplements thereto) based upon information relating to the Remarketing Agents furnished to Williams in writing by the Remarketing Agents or the representatives of the Remarketing Agents expressly for use therein.

                  (b) The Initial Shares have been duly authorized and validly issued and are fully paid and non-assessable and not subject to any preemptive or similar rights and conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum and any amendment or supplement thereto; upon issuance to the Share Trust and payment by the Share Trust of cash in an amount at least equal to the aggregate par value of Additional Shares, any and all Additional Shares will be duly authorized and validly issued, fully paid and non-assessable and not subject to any preemptive or similar rights and will conform in all material respects as to legal matters to the description thereof contained in the Offering Memorandum and any amendment or supplement thereto; the Williams Common Stock into which such Initial Shares are convertible on the date hereof have been duly authorized and upon any adjustment to the conversion rate, additional shares of Williams Common Stock will be duly authorized in accordance with Section 3(h), and when issued upon conversion of the Initial Shares all such shares of Williams Common Stock will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights; and the Williams Common Stock into which such Additional Shares (that are shares of Williams Preferred Stock) are convertible, if any, will be duly authorized upon issuance of such Additional Shares to the Share Trust, and, when such Williams Common Stock is issued upon conversion of such Additional Shares, such Common Stock will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens granted or issued by Williams relating to or entitling any person to purchase or otherwise to acquire any shares of the Williams Preferred Stock except as otherwise disclosed in the Offering Memorandum or contemplated in the Transaction Documents and except for such subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens granted or issued by Williams that are not required to be disclosed in the Filed Documents.

                  (c) Each of the Share Trust Agreement and this Agreement has been duly authorized by all necessary corporate or trust action, as applicable, by each of Williams and the Share Trust, other than the issuance of the New Series and any Additional Shares (and, to the extent applicable, Williams Common Stock into which such New Series or Additional Shares are convertible) which may require future approval by the Board of Directors or shareholders of Williams, and has been duly executed and delivered by each of Williams and the Share Trust, and, subject to the due execution and delivery by the other parties to such document, such document constitutes the legal, valid and binding obligations of Williams and the Share Trust, enforceable against Williams and the Share Trust in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (whether enforcement is sought by proceedings in equity or at law) or, with respect to this Agreement, any applicable public policy on the enforceability of provisions relating to contribution and indemnification.

                  (d) The Share Trust has been duly organized and is validly existing and in good standing as a business trust under the Trust Act with all requisite trust powers and all material Permits required to carry on its business as now conducted and as contemplated by the Transaction Documents; the Share Trust is not a party to any agreement other than the Transaction Documents to which it is a party and has not engaged in any activities since its organization (other than those incidental to its organization and other appropriate steps including arrangement for the payment of fees to its trustees, the authorization and issuance of certificates of beneficial interest, the execution of the Transaction Documents to which it is a party executed on or prior to the date hereof and the activities referred to in or contemplated by such Transaction Documents) and has not made any distributions since its organization; and the Share

Trust is not and will not be subject to United States Federal, state or local income or franchise taxes.

                  (e) Williams is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and possesses all corporate powers and other authorizations and licenses necessary to engage in its business and operations as now conducted and as contemplated by the Offering Memorandum, except for those authorizations and licenses the failure to obtain or maintain which could not reasonably be expected to have a Williams Material Adverse Effect. Williams is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or the ownership or leasing of property requires such qualification, except where the failure to be so qualified would not reasonably be expected to result in a Williams Material Adverse Effect.

                  (f) (i) Williams is (x) in compliance with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to so comply, individually or in the aggregate, would not, in the reasonable judgment of Williams, be expected to result in a Williams Material Adverse Effect, (y) not in violation of its charter or bylaws, and (z) not in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Williams and its subsidiaries taken as a whole, to which Williams is a party or by which Williams or any of its properties is bound, except to the extent a default would not reasonably be expected to result in a Williams Material Adverse Effect; and
(ii) the Share Trust is not in breach or violation of or in default (nor, after reasonable inquiry, to the actual knowledge of any Responsible Officer of Williams, has an event occurred that with notice or lapse of time or both would constitute a default) under the terms of (A) its Organizational Documents, (B) any of the Transaction Documents or any other agreements to which the Share Trust is a party, or (C) any Applicable Law.

                  (g) None of the due execution, delivery or performance by each of Williams and the Share Trust of each Transaction Document to which it is a party (i) requires any authorization or approval or other action by, or any notice or filing with, any Governmental Authority except (A) those that have been made, (B) those that may be required under Federal or state securities or blue sky laws in connection with the sale of the Shares or the New Series or under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with a private placement of any shares in connection herewith and (C) in the case of Williams, those that are necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with its ongoing obligations under the Transaction Documents; provided that all authorizations, approvals, actions, notices and filings described in this clause
(C) that are necessary to have been obtained or made on or prior to the Closing Date for the consummation by Williams of the transactions contemplated by this Agreement and the other Transaction Documents or are required to have been obtained or made on or prior to the Closing Date have been obtained or made on or prior to the Closing Date, (ii) contravenes, or constitutes a default under, its Organizational Documents or any Applicable Law in effect on the Closing Date or any material contractual restriction or, in the case of the Share Trust, any agreement or instrument binding on or affecting it, (iii) results in the imposition or creation of any Lien on any of its assets except Permitted Liens (in the case of the Share Trust, of the type described in clause (iii) of the definition thereof) or (iv) results in the termination, suspension or revocation of any material permit, license, covenant, exemption, franchise, authorization or other approval (each, an "Authorization") of Williams or the Share Trust or results in any other material impairment of the rights of the holder of any such Authorization.

                  (h) None of Williams, the Issuer and the Share Trust is, and after giving effect to the issuance of the Shares to the Share Trust none of Williams, the Issuer and the Share Trust will be, required to register as an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (i) Williams is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA. Neither the Issuer nor the Share Trust is subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company," in each case as such terms are defined in the PUHCA.

                  (j) The Share Trust is the beneficial owner of the Initial Shares and, upon issuance of the Additional Shares, if any, will be the beneficial owner of such Additional Shares, free and clear of any Lien or claims of any Person, except as otherwise provided in the Transaction Documents.

                  (k) Except as disclosed in Williams' Form 10-K for the year ended December 31, 2000, (i) there is no Proceeding pending or, to the knowledge of any Responsible Officer of Williams, threatened against or involving Williams or any Subsidiary of Williams in any court or before any arbitrator of any kind or before or by any governmental body, which, in the reasonable judgment of Williams (taking into account the exhaustion of all appeals), would reasonably be expected to have a Williams Material Adverse Effect or which, despite any such disclosure, purports to affect the legality, validity, binding effect or enforceability against Williams of any Transaction Document to which it is a party, and (ii) there is no Proceeding pending against or, after reasonable inquiry, to the actual knowledge of any Responsible Officer of Williams, threatened against the Share Trust before any Governmental Authority.

                  (l) Other than as disclosed in Schedule II hereto, there are no contracts, agreements or understandings (other than this Agreement) between Williams and any Person granting such Person the right to register any securities of Williams pursuant to any Registration Statement used to register the Shares (and, to the extent applicable, the Williams Common Stock into which such Shares are convertible).

                  (m) Other than as disclosed in Schedule I hereto, there are no contracts, agreements or understandings between Williams and any Person which would require Williams to issue securities that are exchangeable for or convertible into equity securities of Williams that, if entered into after the date of this Agreement, would cause Williams or a third party to contravene the provisions of Section 3(e).

                  SECTION 6. Registration Procedures. In connection with the obligations of Williams with respect to any Shelf Registration Statement pursuant to Sections 3(a) and 3(c) or a Registration Statement pursuant to
Section 3(f), Williams shall after any Trigger Event:

                  (a) as far in advance as practical before filing any Registration Statement or any amendment thereto, provide the Remarketing Agents and their counsel with reasonably complete drafts of all such documents proposed to be filed (including exhibits), and the Remarketing Agents shall have the opportunity to object to any information pertaining to the Remarketing Agents that is contained therein and to make comments and suggestions as to the presentation of the information therein, and Williams will make the corrections and other changes reasonably requested by the Remarketing Agents with respect to such information prior to filing any such Registration Statement (including any amendment thereto) unless it has a reasonable basis not to do so;

                  (b) prepare and file with the SEC as soon as reasonably practicable such amendments and supplements to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for its Effectiveness Period and to any Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such Registration Statement or the accurateness or completeness of the information contained therein and to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such Registration Statement in accordance with the remarketing procedures set forth herein, until the end of the Effectiveness Period;

                  (c) promptly notify the Remarketing Agents and their counsel:

                  (i) when any Registration Statement or any Prospectus to be used hereunder, or any amendment or supplement thereto, has been filed and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective;

                  (ii) of any written comments from the SEC with respect to any filing referred to in clause (i) and of any written request by the SEC for amendments or supplements to such Registration Statement or Prospectus;

                  (iii) of the notification to Williams by the SEC of (x) its initiation of any proceeding with respect to the issuance by the SEC or
         (y) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement;

                  (iv) of the receipt by Williams of any notification with respect to the suspension of the qualification of the Shares for sale under the applicable securities or blue sky laws of any jurisdiction;

                  (v) of the happening of any event that makes any statement of a material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in such Registration Statement, Prospectus or related documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (vi) of the reasonable determination by Williams that a post-effective amendment to such Registration Statement would be appropriate;

                  (d) furnish such proper information as may be lawfully required and otherwise cooperate in qualifying and registering the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable) for offer and sale under the blue-sky laws of such jurisdictions in the United States as the Remarketing Agents may designate and such other governmental agencies or authorities within the United States as may be necessary to enable the Remarketing Agents to remarket the Shares in accordance with the remarketing procedures set forth herein, provided that neither Williams nor the Share Trust shall be required to qualify as a foreign corporation, trust or other entity or dealer in securities, to file any consents to service of process under the laws of any jurisdiction or to meet any other requirements deemed by Williams to be unduly burdensome;

                  (e) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement and to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

                  (f) cooperate with the Share Trustee to facilitate the timely delivery of certificates representing Shares to be remarketed that do not bear any restrictive legends (to the extent appropriate) and cause such Shares to be issued in such denominations and registered in such names as the Remarketing Agents may reasonably request within two Trading Days following the applicable Successful Repricing Date or such later time as agreed between Williams and the Remarketing Agents;

                  (g) upon the occurrence of any circumstance contemplated by Sections 3(c), 4(d), 6(c)(iii) (if such circumstance can be remedied as provided in this Section 6(g)), 6(c)(v) or 6(c)(vi), use its reasonable best efforts to amend or supplement the Registration Statement or the Prospectus by either (i) preparing and furnishing to the Remarketing Agents at Williams' expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to
Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; and Williams agrees to notify the Remarketing Agents as promptly as practicable after the occurrence of such an event; and each Remarketing Agent agrees that, following such notice, it will suspend use of the Prospectus until Williams has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (h) make available for inspection by the Remarketing Agents and any attorney, accountant or other agent retained by the Remarketing Agents (collectively, the "Inspectors"), during reasonable business hours during the Remarketing Period, all financial and other records, pertinent corporate documents and properties of the Offerors (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities or prepare for any potential due diligence defense and cause the officers, directors and employees of the Offerors to supply all information in each case reasonably requested by any such Inspector in connection with the Shelf Registration Statement; provided, however, that Records which Williams determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors; provided that the Inspectors may disclose any information in such Records (A) as has become generally available to the public through no fault of the Inspectors or the Remarketing Agents, (B) in the opinion of Inspectors' counsel, as may be required under compulsion of legal process (in which case such Records shall be disclosed to the extent and for the limited purpose so required), (C) in the opinion of the Inspectors' counsel, in order to comply with any Applicable Law applicable to the Inspectors or the Remarketing Agents and (D) as may be necessary for the Remarketing Agents to comply with the Transaction Documents; and each Remarketing Agent will be required to agree further that it will, if such confidential Records are disclosed to the Inspectors, cause the Inspectors to keep such Records confidential except in the circumstances described in this paragraph and, upon learning that disclosure of such Records is, in the opinion of the Inspectors' counsel, required pursuant to clauses (B) or (C) above, unless otherwise prohibited by such legal process or Applicable Law, cause the Inspectors to give prompt written notice of such requirement to disclose to Williams as soon as reasonably practicable and, unless otherwise prohibited by such legal process or Applicable Law, cause the Inspectors to refrain from disclosing such information until Williams shall have a reasonable opportunity, at its expense, to undertake appropriate action to prevent disclosure of the Records determined or notified by Williams to be confidential;

                  (i) following any public offering of remarketed Shares, make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing at the end of the fiscal quarter in which the Reset Date occurs;

                  (j) cooperate with the Remarketing Agents and any other Person, if any, participating in the remarketing and/or the disposition of the Shares and their respective counsel in connection with filings, if any, required to be made with the NASD;

                  (k) if so requested by the Remarketing Agents, use its reasonable best efforts to cause the Initial Shares and, if required to be issued, any Additional Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable) to be listed or quoted on the New York Stock Exchange ("NYSE"), the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System or any other exchange or quotation system (with the choice of such exchange or market to be at the election of Williams) on or before the Initial Repricing Date with respect to the Initial Shares or the Successful Repricing Date for such Additional Shares, subject to official notice of issuance; and

                  (l) use its reasonable best efforts to take all other steps necessary to effect the registration of the Shares (and the Williams Common Stock into which such Shares are convertible, to the extent applicable) in connection with the remarketing thereof as contemplated herein.

                  Each Remarketing Agent hereby agrees that, upon receipt of any notice from Williams or the Share Trust of the happening of any event of the kind described in Section

6(c)(iii), 6(c)(v) or 6(c)(vi), such Remarketing Agent will forthwith discontinue its remarketing of Shares pursuant to the Registration Statement relating thereto until such Remarketing Agent shall have received copies of the supplemented or amended Prospectus contemplated by Section 6(g) and, if so directed by Williams, will deliver to Williams (at the expense of Williams) all copies, other than permanent file copies, then in its possession of the Prospectus relating to the Shares at the time of receipt of such notice.

                  SECTION 7. New Series; Remarketing Events; Share Trust Release Option.

                  (a) If a Trigger Event shall have occurred,

                  (i) (A) Subject to further approval by the Board of Directors of Williams in accordance with Section 3(h), if required, Williams shall have the right to offer and sell as soon as practicable such number of shares of the New Series in accordance with the New Series Distribution Agreement in order to generate net proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount and
         (B) to the extent permitted under Applicable Law, the Offerors shall comply with the provisions of this Agreement with respect to the registration of the Initial Shares (and the Williams Common Stock into which such Initial Shares are convertible).

                  (ii) The Remarketing Agents shall use their commercially reasonable efforts to recommend to Williams the terms and quantity of shares of the New Series that would generate net proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount. If any Remarketing Agent advises Williams that in its opinion the shares of the New Series authorized for sale by Williams cannot be marketed to receive net proceeds in an amount reasonably expected to be at least equal to the Share Trust Amount, such Remarketing Agent will have no obligation to market the New Series or to enter into the New Series Distribution Agreement. In the event one or more Remarketing Agents so advises Williams, Williams shall have the right (in addition to its rights under Section 10(f)) to appoint one or more Eligible Remarketing Agents to join with the remaining Remarketing Agents to market the New Series on its behalf, and each such replacement Eligible Remarketing Agent shall enter into the New Series Distribution Agreement or a similar distribution agreement with respect to the offering and sale of the New Series but shall not become a Remarketing Agent for any other purpose under this Agreement. In any event, Williams shall have the right to designate which Remarketing Agents shall act as lead managers, bookrunners or, if applicable, global coordinators with respect to the New Series.

                  (iii) Upon the sale of the New Series, Williams shall cause all of the net proceeds thereof (if less than or equal to the Share Trust Amount) or a portion of the net proceeds thereof equal to the Share Trust Amount (if such proceeds are greater than the Share Trust Amount) to be deposited into the Share Trust Proceeds Account. The Indenture Trustee hereby agrees to apply such net proceeds to the redemption of the Senior Notes in accordance with the Indenture.

                  (iv) If the amount of net proceeds of the marketing of the New Series to be deposited with the Indenture Trustee pursuant to clause
         (iii) above is at least equal to the

         Share Trust Amount, the Share Trustee shall be authorized to release and, if requested by Williams, shall release all or a portion of the Initial Shares (A) first, to the Remarketing Agents to permit the sale of such amount of the New Series to be settled by delivery of such amount of Initial Shares, but only if the New Series Distribution Agreement with respect to the offering of the New Series requires a firm commitment underwriting and provides that net proceeds equal to the Share Trust Amount shall be paid directly to the Indenture Trustee on behalf of Williams and the Share Trust for deposit and application in accordance with clause (iii) above and (B) second, to Williams, upon consummation of the sale of the New Series, all or such portion of the Initial Shares not released pursuant to clause (A) above.

                  (b) If Williams fails to consummate a sale of the New Series in accordance with Section 7(a) that has resulted in net proceeds therefrom in an amount at least equal to the Share Trust Amount being deposited into the Share Trust Proceeds Account within 60 days following a Trigger Event, (i) the Share Trustee hereby agrees for the benefit of the Indenture Trustee to undertake to offer and sell all or a portion of the Initial Shares held by the Share Trust through the remarketing procedures set forth herein (a "Remarketing Event"); (ii) the Remarketing Agents shall notify the Indenture Trustee and the Issuer of such Remarketing Event; (iii) the Indenture Trustee shall exercise its rights under this Agreement to cause the Share Trust to sell all or a portion of the Initial Shares held by the Share Trust through the remarketing procedures set forth herein; (iv) upon any such remarketing, the Share Trust hereby agrees to distribute or cause to be distributed the net proceeds thereof up to an amount equal to the Share Trust Amount to the Indenture Trustee; and (v) the Indenture Trustee hereby agrees to deposit such net proceeds immediately upon receipt in the Share Trust Proceeds Account and to apply such net proceeds received by it to the redemption of the Senior Notes in accordance with the Indenture (which redemption may be on the Maturity Date unless the relevant Transaction Documents require or permit otherwise).

                  (c) Prior to the occurrence of a Trigger Event, Williams shall have the right to appoint any one or more Eligible Remarketing Agents to offer and sell all or a portion of the Initial Shares. The Share Trustee shall be authorized to release and, if requested by Williams, shall release such amount of Initial Shares being sold to such Eligible Remarketing Agents against payment therefor to permit the settlement of such sale by delivery of such amount of Initial Shares, but only if the underwriting, purchase or similar distribution agreement with respect to the offering of such Initial Shares requires a firm commitment underwriting and provides that net proceeds equal to the Share Trust Amount shall be paid directly to the Indenture Trustee on behalf of the Share Trust; and the Indenture Trustee hereby agrees to deposit such net proceeds immediately upon receipt in the Share Trust Proceeds Account and to apply such net proceeds to the repayment or redemption of the Senior Notes in accordance with the Indenture (which repayment or redemption may be on the Maturity Date unless the relevant Transaction Documents require or permit otherwise).

                  (d) Williams shall have the right, during the periods described below, to satisfy its obligations, in whole or in part, with respect to the registration and sale of the New Series or the Shares pursuant to this Agreement in connection with the Indenture Trustee's right to exercise the Share Trust Remedy (the "Share Trust Release Option") by delivering cash from Permitted Redemption Sources which, together with any amounts on deposit with the Indenture Trustee, is sufficient to repay or redeem the Senior Notes, in whole or in part (as specified further below) on the applicable Mandatory Redemption Date to the Indenture

Trustee together with a certificate of Williams certifying that the amount of such funds constitutes Permitted Redemption Sources or that the Share Trust Amount (not including such funds) is equal to zero.

                  (i) If (x) no Trigger Event has occurred, Williams may exercise the Share Trust Release Option no earlier than 150 days prior to the Maturity Date, or (y) a Trigger Event has occurred, Williams may exercise the Share Trust Release Option at any time following the occurrence of such Trigger Event until the Standstill Expiration Date with respect to the Share Trust Remedy following such Trigger Event.

                  (ii) In the event that Williams exercises the Share Trust Release Option prior to the occurrence of the Maturity Trigger when no Trigger Event shall have occurred, then (A) the amount of cash delivered by Williams must be equal to the Share Trust Amount assuming a Mandatory Redemption in connection with a Maturity Trigger on the Maturity Date, (B) the Indenture Trustee shall (x) deposit such funds in the Share Trust Proceeds Account, (y) invest such funds in Financial Investments maturing no later than the Maturity Date and (z) withdraw such funds on the Maturity Date to repay the Senior Notes in accordance with Section 5.05(c) of the Indenture, and (C) Williams must provide to the Indenture Trustee an unconditional undertaking to deposit additional funds with the Indenture Trustee if the total amount invested in such eligible Financial Investments is insufficient to cover the required payments on the Senior Notes at any time (including upon a Mandatory Redemption if a Trigger Event should subsequently occur). Following an exercise of the Share Trust Release Option in accordance with this Section 7(d)(ii), the obligations of Williams with respect to the registration and sale of the New Series or the Shares hereunder shall be deemed satisfied so long as the Share Trust Amount remains zero.

                  (iii) In the event that Williams exercises the Share Trust Release Option following the occurrence of a Trigger Event, then (A) the Indenture Trustee shall (x) deposit such funds in the Share Trust Proceeds Account and (y) apply such funds to a Mandatory Redemption of all or such portion of the Senior Notes as may be redeemed at the applicable Mandatory Redemption Price (as defined in the Indenture) in accordance with Section 15.01(d) of the Indenture, and (B) if the Share Trust Release Option is exercised otherwise than as result of the occurrence of the Acceleration Trigger or the Stock Price/Credit Downgrade Trigger, Williams must provide to the Indenture Trustee an unconditional undertaking to deposit additional funds with the Indenture Trustee if the total amount invested in eligible Financial Investments in accordance with the Indenture is insufficient to cover the required payments on the Senior Notes at any time (including upon a Mandatory Redemption (as defined in the Indenture) if another Trigger Event should subsequently occur). Following an exercise of the Share Trust Release Option in accordance with this Section 7(d)(iii) and the partial or full redemption of the Senior Notes in accordance with the Indenture, the obligations of Williams with respect to the registration and sale of the New Series or the Shares hereunder shall be reduced in proportion to, and deemed satisfied to the extent of, the principal amount of Senior Notes that have been so redeemed.

                  SECTION 8. Remarketing Procedures; Additional Shares.

                  (a) Upon a Remarketing Event, the Share Trustee or the Indenture Trustee, as the case may be, shall deliver to the Offerors and each of the Remarketing Agents a written notice to commence the process of remarketing the Initial Shares (and, to the extent required pursuant to Section 8(f), the Additional Shares). The following remarketing procedures shall apply in each case to the Shares then available for marketing and shall be subject to the right of the Remarketing Agents under Section 12 to declare in good faith a Failed Remarketing, with the consequences set forth in said Section 12 and
Section 8(g).

                  (b) If the Conditions Precedent to a public offering of the Shares have been met pursuant to Section 12, the Remarketing Agents shall be obligated to commence such public offering in accordance with the following remarketing procedures. If a Failed Registration has occurred, then any actions undertaken with respect to a public offering of the Shares shall cease, and the Remarketing Agents shall be obligated to commence a private placement of the Shares in accordance with the following remarketing procedures; provided that
(x) no actions shall be undertaken by the Remarketing Agents with respect to such private placement until the earliest date upon which Milbank, Tweed, Hadley & McCloy LLP or other national or international securities counsel selected by the Remarketing Agents and approved by Williams advises, in writing, that a private placement of the Shares may be commenced in compliance with applicable securities law and (y) the Share Trustee and the Remarketing Agents shall cause such private placement to be consummated as and upon the terms directed by the Indenture Trustee.

                  (c) In determining the Remarketed Price for the Shares, the Remarketing Agents will, after taking into account market conditions as reflected in the prevailing yields on mandatorily convertible preferred stock and/or common stock of other comparable issuers:

                  (i) consider, among other things, (A) short-term and long-term market rates and indices of such short-term and long-term rates, (B) market supply and demand for short-term and long-term securities, (C) yield curves for short-term and long-term securities comparable to the Shares (considering the terms applicable thereto on and after the Reset
         Date), (D) industry and financial conditions that may affect the Shares, including without limitation the condition (financial or otherwise), results of operations, business affairs, management and prospects of Williams as described in the Remarketing Documents (including any Filed Documents incorporated by reference therein), as applicable, relating to the offering of Shares, (E) the number of Shares to be remarketed, (F) the number of potential purchasers, (G) the current ratings by nationally recognized statistical rating organizations of long-term subordinated debt and preferred securities of Williams, (H) the market price of the Williams Common Stock, (I) the discount appropriate for a private placement of the Shares, if applicable, and (J) the terms and Pricing of the New Series and the market reactions to the marketing of the New Series, if applicable (collectively, the "Remarketing Conditions"); and

                  (ii) contact, by telephone or otherwise, prospective purchasers and ascertain the prices at which they would be willing to hold or purchase such Shares.

                  (d) On or prior to the Initial Repricing Date, the Indenture Trustee, upon the written request of the Remarketing Agents, shall deliver to the Remarketing Agents and Williams an Officer's Certificate setting forth the amounts available in the Share Trust Proceeds Account, the Indenture Interest Account and, to the extent applicable, the Pledged Share Trust Reserve Account, to be used in determining the Share Trust Amount, and shall undertake to notify the Remarketing Agents and Williams if any such amount should change prior to the Reset Date.

                  (e) By approximately 1:00 p.m., New York City time, on the Initial Repricing Date, the Remarketing Agents will notify Williams, the Share Trustee, the Issuer and the Indenture Trustee by telephone, confirmed in writing, of (i) whether the Remarketing Agents were able to establish a Remarketed Price and (ii) if so, the Remarketed Price, the Reset Date and the number of Shares to be remarketed. If, on such Initial Repricing Date or any succeeding Repricing Date, a Failed Repricing has occurred but there has not occurred a Failed Remarketing, then the Remarketing Agents will continue to seek to establish a Remarketed Price on the next succeeding Repricing Date (subject to Section 12). Williams, the Share Trust and the Remarketing Agents shall enter into the Distribution Agreement upon a Successful Repricing Date.

                  (f) Upon a Partial Remarketing of the Initial Shares, Williams shall issue to the Share Trust Additional Shares in accordance with Section 3(h) (subject to payment by the Share Trust of cash in an amount at least equal to the aggregate par value thereof as provided in the Share Trust Agreement) in an amount which, when remarketed by the Remarketing Agents pursuant to this Agreement, shall be sufficient to generate net proceeds that, together with the net proceeds of such Partial Remarketing, are in an amount reasonably expected to be at least equal to the Share Trust Amount. The Remarketing Agents shall use their commercially reasonable efforts to remarket Additional Shares (in accordance with the remarketing procedures set forth herein) as soon as practicable upon such terms as will result in the generation of such net proceeds or the largest portion thereof as shall be practicable (including, at Williams' discretion, by inclusion in any Shelf Registration Statement any number of Additional Shares that the Remarketing Agents believe in their good faith judgment and in light of then prevailing market conditions after consultation with Williams (and that are permitted to be included pursuant to the rules of the SEC) may be necessary to assure that a sufficient number of Shares is available to cause the proceeds of the sale of such Shares pursuant to such Shelf Registration Statement to at least equal the Share Trust Amount).

                  (g) In the event of a Failed Remarketing, the Remarketing Agents shall promptly notify Williams, the Share Trustee, the Issuer and the Indenture Trustee of such Failed Remarketing. The Remarketing Agents may consult with counsel in making such determination and may conclusively rely on the advice or opinion of any such counsel with respect thereto. In the event of a Failed Remarketing, (i) Williams shall immediately pay to the Indenture Trustee for deposit in the Share Trust Proceeds Account an amount equal to the Share Trust Amount (without duplication of the net proceeds of any sale of the New Series or remarketing of Shares used to pay any portion of the Senior Notes and any other amounts due and owing to the Noteholders under the Indenture) and (ii) until Williams has complied with clause (i) above, the Remarketing Agents shall, upon the direction of the Indenture Trustee, continue to seek a Pricing of the Shares at the Remarketed Price and consummate the sale of such Shares as soon as practicable in accordance with such direction. In addition, upon a Failed Remarketing, the obligation of Williams to make payment as provided above is absolute and unconditional, irrespective of whether the Remarketing Agents shall continue to seek a Pricing of the Shares at the Remarketed Price. Any amount that Williams is obligated to pay under this Section 8(g) shall be paid without set-off, deduction or counterclaim.

                  (h) On the date of the consummation of any sale of Shares, the Remarketing Agents will make payment (or arrange for payment to be made in accordance with the Distribution Agreement) of the purchase price for such Shares that have been sold in the remarketing to the Indenture Trustee, on behalf of the Share Trust, by the close of business on such date, against delivery through DTC or otherwise of such Shares. The Indenture Trustee hereby agrees to deposit such purchase price immediately upon receipt in the Share Trust Proceeds Account and to apply such purchase price to the redemption of the Senior Notes in accordance with the Indenture.

                  (i) In the event of a private placement of the Shares, the offer and sale of the Shares shall be done in a manner that will not require approval by the shareholders of Williams pursuant to the provisions of Rule 312 of the rules published in the New York Stock Exchange Listed Company Manual or any successor rule or other requirement of the New York Stock Exchange, if applicable at the time of such private placement.

                  SECTION 9. Fees and Expenses.

                  (a) For their services in performing their duties set forth hereunder with respect to remarketing the Shares, on the Reset Date, the Remarketing Agents will receive from Williams a commission of 3.0% of the gross sales proceeds of Shares actually remarketed and sold, payable by wire transfer in same day funds.

                  (b) In addition to its obligation under Section 9(a) and in addition to its obligations under Section 13, Williams shall, from time to time upon the request of the Remarketing Agents, pay the reasonable fees and expenses of counsel incurred by the Remarketing Agents after a Trigger Event in connection with the performance of their duties hereunder. The obligations of Williams to make the payments required by this Section 9 shall survive the termination of this Agreement or the termination of the obligations of the Remarketing Agents hereunder and remain in full force and effect until all such payments shall have been made in full.

                  (c) Without limiting the effect of the foregoing, Williams shall pay all Registration Expenses in connection with the registration pursuant to Section 3 and will reimburse the Remarketing Agents for the reasonable fees and disbursements of its counsel incurred in connection with a Shelf Registration Statement hereunder.

                  SECTION 10. Resignation and Removal of the Remarketing Agents; Additional Agents.

                  (a) Each Remarketing Agent may resign and be discharged from its duties and obligations hereunder at any time, such resignation to be effective 30 days after delivery of notice to Williams, the Share Trustee, the Issuer and the Indenture Trustee of such resignation, subject to the provisions of this Section 10 (and, with respect to the New Series, subject to Section 7(a)(ii)). Williams may remove any Remarketing Agent for cause at any time, such removal to be effective 30 days after delivery of notice of such removal to the Share Trustee, the Issuer, the Indenture Trustee and the Remarketing Agents, subject to the provisions of this Section 10 (and, with respect to the New Series, subject to Section 7(a)(ii)). In each such case (other than a discharge with respect to the New Series pursuant to Section 7(a)(ii)), Williams will use its reasonable best efforts to appoint a successor Remarketing Agent from among the Eligible Remarketing Agents and to cause such successor Remarketing Agent to enter into this Agreement by executing a supplement hereto as soon as reasonably practicable. It shall be the sole obligation of Williams to appoint a successor Remarketing Agent, but the resigning or removed Remarketing Agent will reasonably cooperate in handing over the responsibilities of Remarketing Agent to such successor. For purposes of this Section 10(a), "cause" means that a voluntary or involuntary proceeding under any bankruptcy or insolvency law seeking liquidation, reorganization or other relief with respect to such Remarketing Agent has been commenced and such proceeding has not been terminated within 60 days after commencement.

                  (b) The Indenture Trustee may replace any Remarketing Agent for cause upon the written direction of the Required Holders, with the successor Remarketing Agent to be an Eligible Remarketing Agent. For purposes of this
Section 10(b), "cause" means the failure of such Remarketing Agent to comply with its obligations under clauses (ii) and (iii) of Section 2(b) following the Remarketing Notification Date.

                  (c) Following any notice of removal or resignation of any Remarketing Agent, Williams or the Indenture Trustee, as the case may be, shall endeavor to cause an Eligible Remarketing Agent to be appointed as a replacement by executing a supplement hereto within 60 days of the delivery of such notice and shall notify the existing Remarketing Agent(s) of such appointment as promptly as practicable.

                  (d) No resignation or removal of any Remarketing Agent pursuant to this Section 10 shall become effective until Williams or the Indenture Trustee, as the case may be, shall have appointed an Eligible Remarketing Agent as successor Remarketing Agent and such successor Remarketing Agent shall have become a party to this Agreement or entered into a new remarketing agreement substantially in the form of this Agreement in which it has agreed to conduct the remarketing in accordance with the terms and conditions described herein.

                  (e) Williams shall have the right to designate which Remarketing Agents shall act as co-managers, together with the Initial Remarketing Agent, with respect to the Shares. The Remarketing Agents may, at their discretion and expense, make arrangements to be assisted by any co-marketing agent or any broker-dealer or underwriting firm in connection with the remarketing of the Shares (and, if appropriate, to have such Persons become parties to the Distribution Agreement), in each case with the consent of Williams, which consent shall not be unreasonably withheld or delayed, with such compensation therefor, if any, as may be agreed between the Remarketing Agents and such Person, after consultation with Williams (which compensation shall be included within, and not in addition to, the commission referred to Section 9(a)). In addition, if so requested by Williams or the Indenture Trustee, one or more additional Remarketing Agents may be appointed hereunder and may be made parties to the Distribution Agreement with each Remarketing Agent to be given responsibility for remarketing a specified amount of Shares as such Remarketing Agents may decide in consultation with Williams and the Indenture Trustee (or failing agreement between such Remarketing Agents, by Williams or the Indenture Trustee), in which case all references herein shall be deemed to apply, mutatis mutandis, to all Remarketing Agents severally but not jointly, and in such case the compensation to be paid by Williams to the Remarketing Agents hereunder shall be split among all such Remarketing Agents in the manner agreed to by such Remarketing Agents, with the consent of Williams (such consent not to be unreasonably withheld or delayed).

                  (f) If so requested by Williams, one or more Eligible Remarketing Agents (including the lead underwriters if Williams elects not to have one or more of the Remarketing Agents as the lead underwriters) may be appointed hereunder solely for the purpose of recommending the terms of and marketing the New Series in conjunction with the Remarketing Agents originally appointed hereunder and shall be made parties to the New Series Distribution Agreement, with each Remarketing Agent to be given responsibility for marketing a specified amount of the New Series as the Remarketing Agents may decide in consultation with Williams (or, failing agreement between such Remarketing Agents, by Williams), in which case all references herein shall be deemed to apply, mutatis mutandis, to all Remarketing Agents severally but not jointly (to the extent applicable).

                  (g) Notwithstanding the foregoing provisions of this Section 10, if, prior to the occurrence of a Trigger Event, Williams has appointed any Eligible Remarketing Agent (other than the Initial Remarketing Agent or any successor Remarketing Agents appointed pursuant to Section 10(d)) to sell any Williams equity securities (including pursuant to Sections 7(a)(ii) and 7(c)) and subsequently a Trigger Event occurs before the consummation or abandonment of such sale, (i) Williams shall cause each such Eligible Remarketing Agent to become a Remarketing Agent with respect to the Initial Shares and the Additional Shares pursuant to the terms of this Agreement by executing a supplement hereto within ten Business Days following the occurrence of such Trigger Event and to enter into the Distribution Agreement required pursuant hereto, upon which the Initial Remarketing Agent may resign and be discharged in accordance with the provisions of Section 10(d), and (ii) if Williams fails (although it is not responsible for the failure of such Eligible Remarketing Agent to comply with the preceding clause (i)) to comply with the preceding clause (i), such failure shall result in a Legal Impossibility.

                  SECTION 11. Dealing in Williams Securities. Each Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by Applicable Law, buy, sell, hold and deal in any of the New Series, the Williams Preferred Stock or the Williams Common Stock. Notwithstanding the foregoing, each Remarketing Agent is not obligated to purchase any Shares that would otherwise remain unsold in a remarketing unless required pursuant to a Distribution Agreement or New Series Distribution Agreement. To the extent permitted by Applicable Law, each Remarketing Agent, as a holder of any of the New Series, the Williams Preferred Stock or the Williams Common Stock, may exercise any vote or join as a holder in any action which any holder of such securities may be entitled to exercise or take pursuant to the terms thereof with like effect as if it did not act in any capacity hereunder. To the extent permitted by Applicable Law, each Remarketing Agent, in its capacity either as principal or agent, may also engage in or have an interest in any financial or other transaction with Williams as freely as if it did not act in any capacity hereunder to the extent permitted by Applicable Law.

                  SECTION 12. Conditions to Remarketing Agents' Obligations. The obligations of the Remarketing Agents under this Agreement have been undertaken in reliance on, and shall be subject to, compliance with the conditions precedent set forth in the following paragraphs (a) through (d) (the "Conditions Precedent") on or prior to the indicated dates (with respect to the Shares then available for marketing).

                  (a) On the Initial Repricing Date and upon each successive Repricing Date:

                  (i) Williams and the Share Trust shall have complied in all material respects with their respective obligations and agreements as set forth in this Agreement; and

                  (ii) with respect to a public offering of the Shares, Williams and the Share Trust shall have filed a Registration Statement covering the Shares (and, to the extent applicable, the Williams Common Stock into which such Shares represented thereby are convertible) and the remarketing thereof, which Registration Statement shall have been declared effective by the SEC, and no stop order suspending the effectiveness thereof shall have been issued and not withdrawn or revoked under the Securities Act and no proceedings therefor shall have been initiated or threatened by the SEC.

If the Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph (a) are not fulfilled, the Remarketing Agents shall declare a Failed Repricing with regard to such Repricing Date and shall not be obligated to remarket the Shares until the next succeeding Repricing Date in accordance with the provisions of Section 8(e); provided that, if such a Failed Repricing has occurred and continues for a period of five Trading Days thereafter, then the Remarketing Agents shall declare a Failed Registration with regard to such Repricing Date and shall not be obligated to remarket the Shares until such time as either the Conditions Precedent are satisfied or a private placement of such shares may be commenced in accordance with the provisions of Section 8(b).

                  (b) On any Repricing Date on which the Remarketing Agents have established a Remarketed Price:

                  (i) Williams and the Share Trust shall enter into the Distribution Agreement;

                  (ii) Williams and the Share Trust shall have complied in all material respects with their respective obligations and agreements set forth herein and in the Distribution Agreement; and

                  (iii) Williams and the Share Trust shall make the representations and warranties contained in Section 5 hereof, and such representations and warranties and the representations and warranties in the Distribution Agreement shall be true, complete and correct in all material respects as if made on such date except as otherwise disclosed in the Remarketing Documents.

If the Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph (b) are not fulfilled, then the Remarketing Agents shall declare a Failed Repricing with regard to such Repricing Date and shall not be obligated to remarket the Shares until the next succeeding Repricing Date in accordance with the provisions of Section 8(e); provided that, if such a Failed Repricing has occurred and continues for a period of five Trading Days thereafter or if Williams intentionally fails to comply with the Conditions Precedent set forth in this paragraph (b), then the Remarketing Agents shall declare a Failed Remarketing, with the consequences set forth in Section 8(g); provided that no such Failed Remarketing may be declared prior to the time a Remarketing Event could occur under Section 7(b).

                  (c) Following the execution of any Distribution Agreement, in addition to the Conditions Precedent set forth in paragraph (b) above, the conditions precedent set forth in the Distribution Agreement shall have been fulfilled and the sale of the Shares thereunder shall have been consummated on the closing date set forth in the Distribution Agreement. If the Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph (c) are not fulfilled, then the Remarketing Agents shall declare a Failed Remarketing, with the consequences set forth in Section 8(g).

                  (d) (i) Promptly upon request following a Trigger Event, Williams and the Share Trust shall deliver to the Remarketing Agents such current or updated Remarketing Documents and other current information and other materials as the Remarketing Agents shall reasonably request and (ii) at all times during the Remarketing Period (subject to the last sentence of this Section 12(d)) and prior to the Successful Repricing Date, none of the following events shall have occurred:

                           (x)(1) trading in securities generally on the New
                  York Stock Exchange or the American Stock Exchange, or trading in any securities of Williams on any exchange located in the United States or Europe, shall have been suspended or minimum prices shall have been established on any such exchange by the SEC, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (2) a general banking moratorium in New York shall have been declared by Federal or New York state authorities, (3) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (4) there shall have occurred a change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) that in the judgment of the Remarketing Agents is material and adverse; and

                           (y) in the case of any of the events specified in
                  clauses (x)(1) through (x)(4) above, such event, singly or together with any other such event, makes it, in the judgment of the Remarketing Agents, impracticable or inadvisable to proceed with the offering or delivery of the Shares being delivered on the applicable Reset Date on the terms and in the manner contemplated in the Remarketing Documents.

If on any Repricing Date the Remarketing Agents shall reasonably determine in their sole discretion that the Conditions Precedent set forth in this paragraph
(d) are not fulfilled, then the Remarketing Agents shall declare a Failed Repricing with regard to such Repricing Date and shall not be obligated to remarket the Shares until the next succeeding Repricing Date in accordance with the provisions of Section 8(e); provided that, if all Conditions Precedent other than those set forth in this paragraph (d) are met by the fifth Repricing Date after the Initial Repricing Date, the Conditions Precedent set forth in this paragraph (d) shall no longer be applicable and shall not prevent the establishment of a Remarketed Price.

                  (e) The Remarketing Agents may consult with counsel in making any determination which may be made by them pursuant to this Section 12 and may conclusively rely on the advice or opinion of any such counsel with respect thereto.

                  SECTION 13. Indemnification.

                  (a) Each of the Share Trust and Williams jointly and severally shall indemnify and hold harmless each Remarketing Agent, its officers and employees and each person, if any, who controls any Remarketing Agent within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Remarketing Agent, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) all remarketing activity undertaken by the Remarketing Agents or any of their respective officers, employees and agents in respect of the Shares, and any other action taken by the Remarketing Agents or any of their respective officers, employees and agents in furtherance of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in (A) any Remarketing Document or in any Filed Document or in any amendment or supplement thereto or
(B) in any materials or information provided to investors by, or with the approval of, the Offerors in connection with the marketing of the offering of the Shares ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Offerors (whether in person or electronically) or (iii) the omission or alleged omission to state in any Remarketing Document or in any Filed Document, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Remarketing Agent and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Remarketing Agent, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Offerors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, (x) the gross negligence or willful misconduct of such Remarketing Agent in connection with clause (i) above or (y) any untrue statement or alleged untrue statement or omission or alleged omission made in any Remarketing Document or in any Filed Document, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Remarketing Agent furnished to the Offerors by or on behalf of any Remarketing Agent specifically for inclusion therein; and, provided further, that the Offerors will not be liable to any Remarketing Agent with respect to any preliminary Remarketing Document to the extent the Offerors shall sustain the burden of proving that any such loss, claim, damage or liability resulted from the fact that such Remarketing Agent, in contravention of a requirement of applicable law, remarketed Shares to a person to whom such Remarketing Agent failed to send or give, at or prior to the settlement date for such sale of Shares, a copy of a final Remarketing Document, as then amended or supplemented, if: (i) the Offerors have previously furnished copies thereof (in sufficient quantity and sufficiently in advance of such settlement date to allow for distribution by such settlement date) to such Remarketing Agent and the loss, claim, damage or liability of such Remarketing Agent resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary Remarketing Document which was corrected in a final Remarketing Document as, if applicable, amended or supplemented prior to such settlement date and such final Remarketing Document was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such final Remarketing Document by such settlement date to the party or parties asserting such loss, claim, damage or liability would have constituted the sole defense to the claim asserted by such person. The foregoing indemnity agreement is in addition to any liability which the Offerors may otherwise have to any Remarketing Agent or to any officer, employee or controlling person of that Remarketing Agent.

                  (b) Each Remarketing Agent, severally and not jointly, shall indemnify and hold harmless the Share Trust, the Share Trustee, Williams, its officers and employees, each of its directors, and each person, if any, who controls Williams within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Share Trust, the Share Trustee, Williams or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Remarketing Document or in any Filed Document or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Remarketing Document or in any Filed Document, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Remarketing Agent furnished to the Offerors by or on behalf of that Remarketing Agent specifically for inclusion therein, and shall reimburse the Share Trust, the Share Trustee, Williams and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Share Trust, the Share Trustee, Williams or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Remarketing Agent may otherwise have to the Share Trust, the Share Trustee, Williams or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 13 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 13, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 13 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 13. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 13 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Remarketing Agents or any controlling Person shall have the right to employ counsel to represent jointly the Remarketing Agents and their respective officers, employees and controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Remarketing Agents against Williams or the Share Trust under this Section 13 if (i) the employment of such counsel has been expressly authorized in writing by Williams; (ii) Williams has not assumed the defense of and employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the commencement of such action or
(iii) the named parties to any such action or proceeding (including impleaded parties) include both the Remarketing Agents or such controlling Person and the Share Trust or Williams and the Remarketing Agents or such controlling party shall have been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party, which are different from or additional to those available to the Share Trust or Williams, and such counsel's representation of the Remarketing Agents or such controlling Person and the Share Trust or Williams in such action or proceeding would give rise to a conflict of interest which would make it improper for such counsel to represent both the Remarketing Agents or such controlling Person and the Share Trust or Williams (in which case Williams shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party). Williams shall not, in connection with any one such action or proceeding, or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm for the Remarketing Agents and controlling Persons (in addition to any local counsel), which firm will be designated by Credit Suisse First Boston Corporation, and Williams shall reimburse all such reasonable fees and expenses as they are billed. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 13 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 13(a) or 13(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Share Trust and Williams on the one hand and the Remarketing Agents on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Share Trust and Williams on the one hand and the Remarketing Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Share Trust and Williams on the one hand and the Remarketing Agents on the other from the offering of the Shares (if a remarketing of the Shares hereunder has occurred) shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Share Trust, on the one hand, and the total compensation received by the Remarketing Agents under Section 9(a) hereof. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or the Remarketing Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Share Trust, Williams and the Remarketing Agents agree that it would not be just and equitable if contributions pursuant to this
Section 13 were to be determined by pro rata allocation (even if the Remarketing Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 13(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 13(d), no Remarketing Agent shall be required to contribute any amount in excess of the amount by which the total sales proceeds of the Shares remarketed by it exceeds the amount of any damages which such Remarketing Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Remarketing Agents' obligations to contribute as provided in this Section 13(d) are several in proportion to the respective number of Shares remarketed by each Remarketing Agent and not joint.

                  (e) The indemnity and contribution agreements contained in this Section 13 and the representations and warranties of the Share Trust and Williams set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Remarketing Agents or any Person controlling the Remarketing Agents, the Share Trust, the Share Trustee, Williams, its directors or officers, or any Person controlling Williams, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Remarketing Agent or any Person controlling the Remarketing Agents, or to the Share Trust, the Share Trustee, Williams, its directors or officers, or any Person controlling Williams, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreement contains in this Section 13.

                  (f) The remedies provided for in this Section 13 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  SECTION 14. Termination of Obligations of Remarketing Agents. The obligations of each Remarketing Agent shall terminate upon the removal or resignation of such Remarketing Agent and the appointment of a successor Remarketing Agent in accordance with the provisions of Sections 10 and 7(a)(ii); provided that, in any such case, the rights of such Remarketing Agent under Sections 9 and 13 with regard to remarketing activity already carried out in accordance with the terms of this Agreement shall continue and remain in full force and effect.

                  SECTION 15. Remarketing Agents' Performance; Duty of Care; Liability.

                  (a) The duties and obligations of each Remarketing Agent shall be determined solely by the express provisions of this Agreement. No implied covenants or obligations of or against the Remarketing Agents shall be read into this Agreement. In the absence of bad faith on the part of the Remarketing Agents, the Remarketing Agents may conclusively rely upon any document furnished to them, which purports to conform to the requirements of this Agreement, as to the truth of the statements expressed in any of such documents. The Remarketing Agents shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. Each Remarketing Agent shall incur no liability to any of Williams, the Share Trust, the Issuer, the Indenture Trustee or the purchasers of Shares in its individual capacity or as Remarketing Agent for any action or failure to act in connection with a remarketing or otherwise, except as a result of gross negligence, willful misconduct or willful breach of this Agreement on its part.

                  (b) Each Remarketing Agent may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons. Each Remarketing Agent shall not be required to take any action under this Agreement if such Remarketing Agent shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to Applicable Law. Each Remarketing Agent shall incur no liability if, by reason of any provision of any future Applicable Law, such Remarketing Agent shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed by it.

                  (c) Except as otherwise provided in Section 13, each Remarketing Agent shall be under no obligation to appear in, prosecute or defend any action or take, suffer or omit from taking any action under this Agreement which in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with security and indemnity reasonably satisfactory to it against such expense or liability as it may require, and any reasonable out-of-pocket cost of such Remarketing Agent as a result of such actions shall be paid by Williams.

                  (d) The parties hereto acknowledge that any sale of the Shares pursuant to this Agreement and the Distribution Agreement may be at prices and on terms less favorable to Williams than those obtainable in a public or private offering by Williams under different circumstances. Subject to Sections 2(b)(ii) and 2(b)(iii), the Remarketing Agents shall incur no liability as a result of the sale of the Shares, including any Partial Remarketing, made in accordance with this Agreement and the Distribution Agreement. Williams, the Share Trust, the Issuer and the Indenture Trustee each hereby waives any claims against the Remarketing Agents arising by reason of the fact that the price at which any Shares may have been sold was less than the price that might have been obtained at a sale thereof by Williams, the Share Trust, the Issuer, the Indenture Trustee or any third party in different circumstances or was less than the Share Trust Amount, even if the Remarketing Agents accept the first offer received and do not offer the Shares to more than one offeree.

                  SECTION 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 17. Term of Agreement. Unless otherwise terminated in accordance with the provisions hereof, this Agreement shall remain in full force and effect until one year and one day after the earliest to occur of the following events: (i) the Shares shall have been successfully remarketed on the Reset Date, provided that a Partial Remarketing has not occurred, (ii) Williams shall have delivered an amount equal to the Share Trust Amount to the Indenture Trustee in accordance with Section 8(g) or (iii) the Share Trust Amount shall be zero; provided, that the obligations of the parties hereto shall continue to be effective or shall be automatically reinstated, as the case may be, if and to the extent that any payment by or on behalf of the Issuers in respect of the Senior Notes is rescinded or must be otherwise restored by any Noteholder, not later than one year and one day after the payment in full of the Senior Notes, as a result of any proceedings in bankruptcy or reorganization relating to the Issuers, WCL or WCG. Regardless of any termination of this Agreement pursuant to any of the provisions hereof, (x) the obligations of Williams pursuant to Sections 9 and 13 with regard to remarketing activity already carried out in accordance with the terms of this Agreement shall continue and remain in full force and effect and (y) the obligations of the Issuer pursuant to Section 27 shall continue and remain in full force and effect until the Reimbursement Obligations shall have been paid in full. After the payment or redemption in full of the Senior Notes, any proceeds with respect to the sale of the Shares received by the Remarketing Agents (net of any amounts due and payable by Williams pursuant to Sections 9 and 13) shall be paid promptly to Williams.

                  SECTION 18. Successors and Assigns. The rights and obligations of Williams hereunder may not be assigned or delegated to any other Person without the prior written consent of the Remarketing Agents. The rights and obligations of the Remarketing Agents hereunder may not be assigned or delegated to any other Person without the prior written consent of Williams, the Share Trustee and the Indenture Trustee. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and will not confer any benefit upon any other Person other than Persons, if any, which are entitled to indemnity or contribution to the extent provided in Section 13. The terms "successors" and "assigns" shall not include any purchaser of any Shares merely because of such purchase.

                  SECTION 19. Headings. Section headings have been inserted in this Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provisions of this Agreement.

                  SECTION 20. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provision of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstance or jurisdiction or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

                  SECTION 21. Remarketing Agents Not Acting as Underwriter.

                  (a) It is expressly understood and agreed by all parties hereto that each Remarketing Agent's only obligations hereunder are as set forth in Sections 2(b), 6(h), 6 (last paragraph), 7(a)(ii), 7(b)(ii), 8, 10, 12, 13 and 15 of this Agreement. When engaged in remarketing any Shares, each Remarketing Agent shall act only as agent for and on behalf of the Share Trust. Each Remarketing Agent shall not act as underwriter for the Shares (except if and to the extent otherwise agreed in the Distribution Agreement or the New Series Distribution Agreement) and shall in no way be obligated to advance or use its own funds to purchase any Shares (except for those Shares it shall, in its sole discretion, elect to purchase in its individual capacity in accordance with Section 11 or to the extent otherwise agreed in the Distribution Agreement or the New Series Distribution Agreement) or to otherwise expend or risk its own funds or incur or become exposed to financial liability in the performance of its duties hereunder.

                  (b) It is expressly understood and agreed by all parties hereto that the obligation of the Remarketing Agents with respect to the New Series are limited to those set forth in Sections 2(b)(i) and 7(a) and those expressly set forth in the New Series Distribution Agreement. Each Remarketing Agent shall not act as underwriter for the New Series (except if and to the extent otherwise agreed in the New Series Distribution Agreement) and shall in no way be obligated to advance or use its own funds to purchase any shares of the New Series (except for those Shares it shall, in its sole discretion, elect to purchase in its individual capacity in accordance with Section 11 or to the extent otherwise agreed in the Distribution Agreement or the New Series Distribution Agreement) or to otherwise expend or risk its own funds or incur or become exposed to financial liability in the performance of its duties hereunder.

                  (c) It is expressly understood and agreed by all parties hereto that the obligation of the Remarketing Agents to remarket the Shares or market the New Series is undertaken on a "best-efforts" basis only (except if and to the extent otherwise agreed in the Distribution Agreement or the New Series Distribution Agreement, respectively), and the Remarketing Agents shall incur no liability to any Person in connection with a failure to remarket the Shares or market the New Series in accordance with the provisions of this Agreement.

                  SECTION 22. Amendments. This Agreement may be amended by any instrument in writing signed by all of the parties hereto so long as this Agreement as amended is not inconsistent with the Share Trust Agreement or the Participation Agreement or Section 7.01(s) and Article XII of the Indenture in effect as of the date of any such amendment.

                  SECTION 23. Notices. Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given (i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service or (iii) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing, is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addresses:

                  If to Williams, the Issuer, the Share Trust (or the Share Trustee) or the Indenture Trustee:

                  To the respective addresses set forth for each such Person in
                  Section 7.2 of the Participation Agreement.

                  If to the Initial Remarketing Agent:

                  Credit Suisse First Boston Corporation
                  Eleven Madison Avenue
                  New York, NY 10010
                  Attention:  James Fields
                  Telecopier No.:  (212) 538-0885
                  Telephone No.:  (212) 538-2263

                  A duplicate copy of each notice, approval, consent, request or other communication given hereunder by each of the parties hereto to any one of the others shall also be given to all of the others. However, failure to give notice to any party hereto shall not affect effectiveness of notice to parties as to whom notice has been given in accordance with the first two sentences of this Section 23. Each of the parties hereto may, by notice given hereunder, designate any further or different addresses to which subsequent notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

                  SECTION 24. Counterparts. This Agreement may be executed in several counterparts, each of which shall be regarded as an original, and all of which shall constitute one and the same document.

                  SECTION 25. Regarding the Indenture Trustee. The Indenture Trustee shall be afforded all of the rights, powers, immunities and indemnities set forth in the Indenture as if such rights, powers, immunities and indemnities were specifically set forth herein.

                  SECTION 26. Limitation of Liability of Wilmington Trust Company. It is expressly understood and agreed by the parties hereto with respect to the Issuer and the Share

Trust (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Issuer and the Share Trust, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement and the Share Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer and the Share Trust is made and intended not as personal representations, undertaking and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer and the Share Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer and the Share Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or the Share Trust under this Agreement or the other related documents; provided, however, this Section shall not limit the liability expressly assumed by Wilmington Trust Company under this Agreement, the Issuer Trust Agreement or the Share Trust Agreement, respectively.

                  SECTION 27. Issuer's Reimbursement Obligation.

                  (a) In the event that (i) Williams exercises the Share Trust Release Option at a time when the Share Trust Amount exceeds zero, (ii) all or any portion of the Share Trust Amount is paid to the Indenture Trustee as a result of (x) the sale of the New Series and/or the Shares or (y) a payment by Williams following a Failed Remarketing or (iii) the Indenture Trustee draws upon the Share Trust Reserve to make payments in respect of the Senior Notes at any time in accordance with the Indenture, the Issuer shall reimburse Williams for the amounts received by the Indenture Trustee pursuant to any of clauses (i) through (iii) above, together with the reasonable costs and expenses incurred by Williams in connection with such events (the "Share Trust Reimbursement Obligations"). The Issuer hereby agrees that such Share Trust Reimbursement Obligations shall be secured under the Indenture as provided therein. Williams and the Issuer hereby agree that payment of such Share Trust Reimbursement Obligations shall be made only after the payment in full of the Senior Notes, and shall be made by the Indenture Trustee on behalf of the Issuer to Williams in accordance with the priority set forth in Sections 5.05(c), (d) and (e) of the Indenture. Williams hereby agrees that upon its receipt of payment in full of the Reimbursement Obligations, it shall give notice to the Issuer and the Indenture Trustee that the Reimbursement Obligations have been paid in full and satisfied.

                  (b) Notwithstanding any other term of this Agreement, any other Transaction Document or otherwise, the obligations of the Issuer under this Agreement are senior secured limited recourse obligations of the Issuer, payable solely from the Security for the Senior Notes, and, following realization on the Security for the Senior Notes and application of the proceeds thereof in accordance with the terms of the Indenture, neither Williams nor any of the other parties to the Transaction Documents shall be entitled to take any further action to recover any sums due but remaining unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. In particular, neither Williams nor any other party to a Transaction Document shall be entitled to petition or take any other action for the winding up or bankruptcy of either the Issuer or the Co-Issuer or shall have any claim in respect of any assets of either of the Issuers other than the Security for the Senior Notes. No recourse shall be had for the payment of any amount owing in respect of the Share Trust Reimbursement Obligations or any other obligations of the Issuer hereunder against any trustee, trust officer, limited partner, general partner, holder of a beneficial interest, officer, director, employee, shareholder or incorporator of the Issuer, the Co-Issuer, the Noteholders, the Indenture Trustee, the Initial Purchasers, their respective

Affiliates or any of their respective successors or assigns It is understood that the foregoing provisions of this paragraph (b) shall not (i) prevent recourse to the Security for the Senior Notes for the sums due or to become due under any security, instrument or agreement which is part of the Security for the Senior Notes or (ii) except as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation secured by the Indenture. It is further understood that the foregoing provisions of this paragraph (b) shall not limit the right of any Person to name the Issuers as party defendants in any Proceeding or in the exercise of any other remedy under this Agreement or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person.

                  SECTION 28. Cash Flow Default. Upon the occurrence of a Cash Flow Default, Williams shall be obligated to cause the Williams Demand Loan held in the Pledged Share Trust Reserve Account to be immediately paid in full to the Indenture Trustee.

                            [signature pages follow]

                  IN WITNESS WHEREOF, each of Williams, the Share Trust, the Issuer, the Indenture Trustee and the Initial Remarketing Agent has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized officers as of the date first above written.


                                   THE WILLIAMS COMPANIES, INC.



                                   By  /s/  DEBORAH S. FLEMING
                                     ---------------------------------
                                     Name:  Deborah S. Fleming
                                     Title: Assistant Treasurer


                                   WILLIAMS SHARE TRUST

                                   By:  WILMINGTON TRUST COMPANY, not
                                   in its individual capacity but
                                   solely in its capacity as Share
                                   Trustee


                                   By  /s/  JAMES P. LAWLER
                                     ---------------------------------
                                     Name:  James P. Lawler
                                     Title: Vice President


                                   WCG NOTE TRUST


                                   By: WILMINGTON TRUST COMPANY, not
                                   in its individual capacity but
                                   solely in its capacity as Issuer
                                   Trustee


                                   By  /s/  JAMES P. LAWLER
                                     ---------------------------------
                                     Name:  James P. Lawler
                                     Title: Vice President


                                   UNITED STATES TRUST COMPANY OF NEW
                                   YORK, not in its individual
                                   capacity, but solely as Indenture
                                   Trustee


                                   By   /s/  LOUIS P. YOUNG
                                     ---------------------------------
                                     Name:   Louis P. Young
                                     Title:  Vice President


                                   CREDIT SUISSE FIRST BOSTON CORPORATION


                                   By   /s/  JAMES FIELDS
                                     ---------------------------------
                                     Name:   James Fields
                                     Title:  Managing Director

                                                                      Schedule I



                        Certain transactions described in
                                  Section 3(e)


Securities issued pursuant to the certificate of designation for the December 2000 Cumulative Convertible Preferred Stock ($1.00 par value) of The Williams Companies, Inc., dated December 28, 2000.

                                                                   Schedule II



                        Registration Rights described in
                                  Section 5(l)

None.

                                                                    Schedule III


                       List of Eligible Remarketing Agents



Banc of America Securities LLC
Chase Securities Inc.
Credit Lyonnais Securities (USA) Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
UBS Warburg LLC